Exhibit 99.2

Supplemental Financial Information

Second Quarter 2022

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2021.

2 of 18

Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2022

This document is a financial supplement to our second quarter 2022 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, loss on the extinguishment of debt, transaction-related expenses/recoveries associated with the purchase of 80% of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges.  We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations.  We exclude the loss on the extinguishment of debt, e-TeleQuote transaction-related expenses/recoveries, and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results.  We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares prior to the dates they can ultimately be redeemed. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 18

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2020	Mar 31, 2021	Jun 30, 2021	Sep 30, 2021	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,096,703	$3,133,860	$3,431,825	$3,056,395	$3,277,830	$3,191,154	$3,048,974
Securities held to maturity	1,346,350	1,362,210	1,368,740	1,376,090	1,379,100	1,390,310	1,415,940
Total investments and cash	4,443,053	4,496,070	4,800,565	4,432,485	4,656,930	4,581,464	4,464,914
Due from reinsurers	4,273,904	4,345,483	4,239,510	4,278,322	4,268,419	4,240,481	4,069,039
Deferred policy acquisition costs	2,629,644	2,712,169	2,808,347	2,877,921	2,943,782	2,994,367	3,028,511
Goodwill	—	—	—	224,180	179,154	179,154	187,707
Other assets	899,165	921,236	925,621	1,330,620	1,274,946	1,242,457	1,219,847
Separate account assets	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891	2,358,987
Total assets	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813	$15,329,005

Liabilities:
Future policy benefits	$6,790,557	$6,885,115	$6,984,272	$7,057,599	$7,138,649	$7,216,597	$7,276,278
Other policy liabilities	984,612	1,020,349	977,373	1,054,925	1,103,642	1,108,047	999,789
Income taxes	223,496	235,233	204,197	260,264	241,311	217,326	164,971
Other liabilities	618,874	633,719	641,025	668,643	669,631	683,865	646,660
Debt obligations	374,415	374,511	499,606	514,702	607,102	598,303	592,504
Surplus note	1,345,772	1,361,648	1,368,194	1,375,559	1,378,585	1,389,811	1,415,457
Payable under securities lending	72,154	87,190	80,613	105,264	94,529	93,171	96,603
Separate account liabilities	2,659,520	2,638,901	2,745,827	2,672,606	2,799,992	2,696,891	2,358,987
Total liabilities	13,069,401	13,236,666	13,501,107	13,709,563	14,033,442	14,004,011	13,551,249

Redeemable noncontrolling interest	$—	$—	$—	$7,631	$7,271	$4,616	$2,233

Stockholders’ equity:
Common stock ($0.01 par value) (1)	393	394	394	395	394	388	378
Paid-in capital	(0)	8,138	12,880	17,454	5,224	(0)	(0)
Retained earnings	1,705,786	1,785,037	1,894,539	1,988,324	2,004,506	1,980,467	1,948,244
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)	(175,746)
Cumulative translation adjustment	1,578	6,570	13,960	8,068	8,611	11,769	2,648
Total stockholders’ equity (2)	1,835,885	1,877,192	2,018,764	2,098,941	2,082,510	1,926,185	1,775,524
Total liabilities and stockholders' equity	$14,905,286	$15,113,858	$15,519,871	$15,816,135	$16,123,222	$15,934,813	$15,329,005

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,835,885	$1,877,192	$2,018,764	$2,098,941	$2,082,510	$1,926,185	$1,775,524
Less: Net unrealized gains (losses)	128,128	77,053	96,990	84,701	63,775	(66,439)	(175,746)
Adjusted stockholders’ equity	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,614,688	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624
Net Income attributable to Primerica, Inc.	100,084	97,872	128,162	112,456	34,868	81,418	107,947
Shareholder dividends	(15,851)	(18,620)	(18,660)	(18,671)	(18,686)	(21,645)	(21,178)
Retirement of shares and warrants	(13,426)	(5,966)	(521)	(88)	(18,829)	(103,862)	(127,963)
Net foreign currency translation adjustment	16,398	4,992	7,390	(5,892)	543	3,158	(9,121)
Other, net	5,864	14,105	5,264	4,662	6,597	14,820	8,961
Balance, end of period	$1,707,757	$1,800,139	$1,921,774	$2,014,241	$2,018,735	$1,992,624	$1,951,270

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,532,409	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367
General expenses deferred	9,510	10,558	10,055	9,248	9,062	9,519	9,321
Commission costs deferred	128,084	134,188	136,085	129,287	124,515	123,739	119,794
Amortization of deferred policy acquisition costs	(53,342)	(66,105)	(54,286)	(62,214)	(68,575)	(86,063)	(85,379)
Foreign currency impact and other, net	12,984	3,884	4,324	(6,748)	858	3,390	(9,593)
Balance, end of period	$2,629,644	$2,712,169	$2,808,347	$2,877,921	$2,943,782	$2,994,367	$3,028,511

(1)	Outstanding common shares exclude restricted stock units.
(2)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity

4 of 18

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	38,385,520	(1,145,171)	-2.9%	39,493,526	38,800,954	(692,572)	-1.8%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$(20,214)	-15.8%	$226,033	$189,365	$(36,668)	-16.2%
Less income attributable to unvested participating securities	(417)	(525)	(458)	(141)	(337)	(477)	48	9.1%	(945)	(811)	134	14.2%
Net income used in computing basic EPS	$97,455	$127,636	$111,997	$34,728	$81,081	$107,470	$(20,167)	-15.8%	$225,089	$188,554	$(36,534)	-16.2%
Basic earnings per share	$2.47	$3.23	$2.83	$0.88	$2.07	$2.80	$(0.43)	-13.3%	$5.70	$4.86	$(0.84)	-14.7%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$(18,654)	-14.4%	$226,485	$194,034	$(32,451)	-14.3%
Less operating income attributable to unvested participating securities	(414)	(530)	(484)	(472)	(345)	(490)	41	7.7%	(947)	(831)	116	12.2%
Adjusted net operating income used in computing basic operating EPS	$96,715	$128,825	$118,224	$116,535	$82,988	$110,212	$(18,614)	-14.4%	$225,538	$193,203	$(32,335)	-14.3%
Basic adjusted operating income per share	$2.45	$3.26	$2.99	$2.95	$2.12	$2.87	$(0.39)	-11.9%	$5.71	$4.98	$(0.73)	-12.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,455,948	39,530,691	39,560,786	39,568,470	39,221,003	38,385,520	(1,145,171)	-2.9%	39,493,526	38,800,954	(692,572)	-1.8%
Dilutive impact of contingently issuable shares	124,505	121,595	117,923	122,929	110,941	115,058	(6,537)	-5.4%	123,050	113,000	(10,050)	-8.2%
Shares used to calculate diluted EPS	39,580,453	39,652,286	39,678,709	39,691,399	39,331,944	38,500,578	(1,151,708)	-2.9%	39,616,576	38,913,954	(702,622)	-1.8%

Net income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$(20,214)	-15.8%	$226,033	$189,365	$(36,668)	-16.2%
Less income attributable to unvested participating securities	(416)	(524)	(457)	(140)	(337)	(476)	48	9.1%	(942)	(809)	133	14.1%
Net income used in computing diluted EPS	$97,456	$127,638	$111,998	$34,728	$81,081	$107,471	$(20,167)	-15.8%	$225,091	$188,556	$(36,535)	-16.2%
Diluted earnings per share	$2.46	$3.22	$2.82	$0.87	$2.06	$2.79	$(0.43)	-13.3%	$5.68	$4.85	$(0.84)	-14.7%

Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$(18,654)	-14.4%	$226,485	$194,034	$(32,451)	-14.3%
Less operating income attributable to unvested participating securities	(413)	(529)	(483)	(471)	(344)	(488)	40	7.6%	(944)	(829)	115	12.2%
Adjusted net operating income used in computing diluted operating EPS	$96,717	$128,827	$118,225	$116,536	$82,988	$110,213	$(18,614)	-14.4%	$225,541	$193,205	$(32,336)	-14.3%
Diluted adjusted operating income per share	$2.44	$3.25	$2.98	$2.94	$2.11	$2.86	$(0.39)	-11.9%	$5.69	$4.96	$(0.73)	-12.8%

													YOY Q2							YOY YTD
	Q1 2021		Q2 2021		Q3 2021		Q4 2021		Q1 2022		Q2 2022		$/# Change		% Change	YTD 2021		YTD 2022		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,856,539		$1,947,978		$2,058,852		$2,090,726		$2,004,348		$1,850,855		$(97,123)		-5.0%	$1,902,258		$1,927,601		$25,343		1.3%
Average adjusted stockholders' equity (1)	$1,753,948		$1,860,956		$1,968,007		$2,016,488		$2,005,679		$1,971,947		$110,991		6.0%	$1,807,452		$1,988,813		$181,361		10.0%

Net income attributable to Primerica, Inc. return on stockholders' equity	21.1%		26.3%		21.8%		6.7%		16.2%		23.3%		-3.0%		nm	11.9%		19.6%		7.8%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.3%		27.5%		22.9%		6.9%		16.2%		21.9%		-5.7%		nm	11.9%		19.6%		7.8%		nm

Adjusted net operating income return on adjusted stockholders' equity	22.2%		27.8%		24.1%		23.2%		16.6%		22.5%		-5.3%		nm	12.5%		19.5%		7.0%		nm

Capital Structure
Debt-to-capital (2)	16.6%		19.8%		19.7%		22.6%		23.7%		25.0%		5.2%		nm	19.8%		25.0%		5.2%		nm
Debt-to-capital, excluding AOCI (2)	17.3%		20.8%		20.4%		23.2%		23.2%		23.3%		2.6%		nm	20.8%		23.3%		2.6%		nm

Cash and invested assets to stockholders' equity	2.4	x	2.4	x	2.1	x	2.2	x	2.4	x	2.5	x	0.1	x	nm	2.4	x	2.5	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.5	x	2.5	x	2.2	x	2.3	x	2.3	x	2.3	x	(0.2	x)	nm	2.5	x	2.3	x	(0.2	x)	nm

Share count, end of period (3)	39,414,085		39,443,561		39,470,748		39,367,754		38,751,885		37,768,052		(1,675,509)		-4.2%	39,443,561		37,768,052		(1,675,509)		-4.2%
Adjusted stockholders' equity per share	$45.67		$48.72		$51.03		$51.28		$51.42		$51.66		$2.94		6.0%	$48.72		$51.66		$2.94		6.0%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity
(2)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

5 of 18

Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$762,227	$780,299	$785,277	$794,344	$798,666	$808,894	$28,594	3.7%	$1,542,526	$1,607,560	$65,033	4.2%
Ceded premiums	(395,973)	(413,850)	(401,295)	(405,147)	(399,885)	(419,048)	(5,198)	-1.3%	(809,822)	(818,933)	(9,111)	-1.1%
Net premiums	366,254	366,450	383,983	389,197	398,781	389,846	23,396	6.4%	732,704	788,626	55,922	7.6%
Net investment income	20,052	20,535	20,000	20,001	18,905	21,284	749	3.6%	40,588	40,189	(399)	-1.0%
Commissions and fees:
Sales-based (1)	98,112	104,716	95,229	103,451	103,242	88,701	(16,015)	-15.3%	202,828	191,942	(10,886)	-5.4%
Asset-based (2)	101,241	108,490	113,558	118,015	113,112	108,101	(389)	-0.4%	209,731	221,213	11,482	5.5%
Account-based (3)	21,120	21,848	21,456	22,514	21,541	22,592	744	3.4%	42,968	44,134	1,165	2.7%
Other commissions and fees	13,571	15,635	39,553	44,304	13,905	21,294	5,660	36.2%	29,205	35,200	5,994	20.5%
Investment (losses) gains	1,766	701	1,410	1,995	751	(1,892)	(2,593)	nm	2,466	(1,141)	(3,608)	-146.3%
Other, net	15,595	16,313	18,051	24,616	20,988	18,755	2,442	15.0%	31,908	39,744	7,836	24.6%
Total revenues	637,711	654,687	693,240	724,094	691,225	668,681	13,994	2.1%	1,292,399	1,359,906	67,508	5.2%
Benefits and expenses:
Benefits and claims	183,789	168,347	183,425	187,192	187,069	153,257	(15,090)	-9.0%	352,136	340,326	(11,811)	-3.4%
Amortization of DAC	66,105	54,286	62,214	68,575	86,063	85,379	31,093	57.3%	120,390	171,442	51,051	42.4%
Insurance commissions	8,740	8,838	8,412	8,542	7,721	7,594	(1,243)	-14.1%	17,578	15,315	(2,262)	-12.9%
Insurance expenses	48,766	48,579	51,901	53,359	59,509	59,461	10,882	22.4%	97,345	118,970	21,625	22.2%
Sales commissions:
Sales-based (1)	68,594	73,629	67,745	77,390	74,606	63,403	(10,226)	-13.9%	142,224	138,009	(4,215)	-3.0%
Asset-based (2)	46,866	50,488	53,233	55,614	53,366	50,876	387	0.8%	97,355	104,242	6,888	7.1%
Other sales commissions	6,434	7,185	8,290	6,839	5,952	5,484	(1,701)	-23.7%	13,619	11,436	(2,183)	-16.0%
Interest expense	7,145	7,141	7,529	8,804	6,853	6,814	(326)	-4.6%	14,285	13,667	(618)	-4.3%
Contract acquistion costs (4)	—	—	23,524	29,264	20,649	19,384	19,384	#DIV/0 !	—	40,034	40,034	#DIV/0 !
Other operating expenses	72,964	66,730	79,866	77,292	86,434	79,728	12,999	19.5%	139,693	166,162	26,469	18.9%
Goodwill impairment	—	—	—	76,000	—	—	—	#DIV/0 !	—	—	—	#DIV/0 !
Loss on extinguishment of debt	—	—	—	8,927	—	—	—	#DIV/0 !	—	—	—	#DIV/0 !
Total benefits and expenses	509,403	485,222	546,138	657,797	588,222	531,381	46,159	9.5%	994,625	1,119,603	124,978	12.6%
Income before income taxes	128,308	169,465	147,102	66,296	103,003	137,300	(32,165)	-19.0%	297,773	240,304	(57,470)	-19.3%
Income taxes	30,437	41,304	35,663	31,788	24,239	31,737	(9,566)	-23.2%	71,740	55,977	(15,764)	-22.0%
Net income	97,872	128,162	111,439	34,508	78,764	105,563	(22,598)	-17.6%	226,033	184,327	(41,706)	-18.5%
Net income attributable to noncontrolling interests	—	—	(1,017)	(360)	(2,654)	(2,384)	(2,384)	#DIV/0 !	—	(5,038)	(5,038)	#DIV/0 !
Net Income attributable to Primerica, Inc.	$97,872	$128,162	$112,456	$34,868	$81,418	$107,947	$(20,214)	-15.8%	$226,033	$189,365	$(36,668)	-16.2%

Income Before Income Taxes by Segment
Term Life	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$3,100	2.7%	$205,014	$211,455	$6,441	3.1%
Investment & Savings Products	63,363	71,154	69,369	70,699	64,560	58,975	(12,179)	-17.1%	134,517	123,535	(10,982)	-8.2%
Senior Health	—	—	(8,489)	(76,561)	(23,085)	(16,150)	(16,150)	#DIV/0 !	—	(39,235)	(39,235)	#DIV/0 !
Corporate & Other Distributed Products	(23,290)	(18,467)	(21,367)	(29,861)	(30,048)	(25,403)	(6,936)	-37.6%	(41,757)	(55,451)	(13,694)	-32.8%
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$137,300	$(32,165)	-19.0%	$297,773	$240,304	$(57,470)	-19.3%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.
(4)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$28,953	3.7%	$1,531,014	$1,596,707	$65,693	4.3%
Less: Premiums ceded to IPO Coinsurers	249,944	246,874	241,439	239,828	234,614	231,805	(15,069)	-6.1%	496,818	466,419	(30,399)	-6.1%
Term Life adjusted direct premiums	$506,570	$527,626	$538,051	$549,496	$558,640	$571,648	$44,022	8.3%	$1,034,196	$1,130,288	$96,092	9.3%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(394,550)	$(412,028)	$(399,835)	$(403,184)	$(398,446)	$(417,406)	$(5,377)	-1.3%	$(806,578)	$(815,852)	$(9,274)	-1.1%
Less: Premiums ceded to IPO Coinsurers	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	(231,805)	15,069	6.1%	(496,818)	(466,419)	30,399	6.1%
Term Life other ceded premiums	$(144,606)	$(165,154)	$(158,397)	$(163,356)	$(163,832)	$(185,601)	$(20,447)	-12.4%	$(309,760)	$(349,433)	$(39,673)	-12.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$20,052	$20,535	$20,000	$20,001	$18,905	$21,284	$749	3.6%	$40,588	$40,189	$(399)	-1.0%
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	nm	nm	(963)	(3,353)	nm	nm
Adjusted net investment income	$20,845	$20,705	$20,640	$20,900	$21,004	$22,538	$1,833	8.9%	$41,550	$43,542	$1,991	4.8%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$72,964	$66,730	$79,866	$77,292	$86,434	$79,728	$12,999	19.5%	$139,693	$166,162	$26,469	18.9%
Less: eTeleQuote transaction-related costs	—	2,109	10,027	812	900	(2,892)	nm	nm	2,109	(1,992)	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	(1,004)	(739)	256	3,328	nm	nm	—	3,584	nm	nm
Adjusted other operating expenses	$72,964	$64,620	$70,843	$77,219	$85,278	$79,292	$14,672	22.7%	$137,584	$164,570	$26,986	19.6%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$637,711	$654,687	$693,240	$724,094	$691,225	$668,681	$13,994	2.1%	$1,292,399	$1,359,906	$67,508	5.2%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	nm	nm	2,466	(1,141)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	nm	nm	(963)	(3,353)	nm	nm
Adjusted operating revenues	$636,738	$654,156	$692,470	$722,998	$692,573	$671,827	$17,671	2.7%	$1,290,895	$1,364,401	$73,506	5.7%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$128,308	$169,465	$147,102	$66,296	$103,003	$137,300	$(32,165)	-19.0%	$297,773	$240,304	$(57,470)	-19.3%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	nm	nm	2,466	(1,141)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	nm	nm	(963)	(3,353)	nm	nm
Less: eTeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	2,892	nm	nm	(2,109)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	(3,328)	nm	nm	—	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	(3,129)	nm	nm	—	(6,797)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	—	nm	nm	—	—	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$127,335	$171,044	$156,819	$150,740	$109,175	$144,011	$(27,033)	-15.8%	$298,379	$253,186	$(45,192)	-15.1%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$97,872	$128,162	$111,439	$34,508	$78,764	$105,563	$(22,598)	-17.6%	$226,033	$184,327	$(41,706)	-18.5%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	nm	nm	2,466	(1,141)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	nm	nm	(963)	(3,353)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(10,027)	(812)	(900)	2,892	nm	nm	(2,109)	1,992	nm	nm
Less: Equity comp for awards exchanged during acquisition	—	—	1,004	739	(256)	(3,328)	nm	nm	—	(3,584)	nm	nm
Less: Noncontrolling interest before income taxes	—	—	(1,465)	(540)	(3,668)	(3,129)	nm	nm	—	(6,797)	nm	nm
Less: Goodwill impairment	—	—	—	(76,000)	—	—	nm	nm	—	—	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	nm	nm	—	—	nm	nm
Less: Tax impact of reconciling items	(231)	385	2,449	1,945	1,603	1,573	nm	nm	154	3,176	nm	nm
Adjusted net operating income	$97,129	$129,355	$118,708	$117,007	$83,333	$110,701	$(18,654)	-14.4%	$226,485	$194,034	$(32,451)	-14.3%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	na	na	$(8,489)	$(76,561)	$(23,085)	$(16,150)	na	na	$ —	$(39,235)	na	na
Less: e-TeleQuote transaction-related costs	na	na	(417)	(389)	(399)	(66)	na	na	—	(465)	na	na
Less: Noncontrolling interest	na	na	(1,465)	(540)	(3,668)	(3,129)	na	na	—	(6,797)	na	na
Less: Goodwill impairment	na	na	—	(76,000)	—	—	na	na	—	—	na	na
Adjusted operating income before income taxes	na	na	$(6,608)	$369	$(19,018)	$(12,955)	na	na	$ —	$(31,973)	na	na

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,290)	$(18,467)	$(21,367)	$(29,861)	$(30,048)	$(25,403)	$(6,936)	-37.6%	$(41,757)	$(55,451)	$(13,694)	-32.8%
Less: Investment gains/(losses)	1,766	701	1,410	1,995	751	(1,892)	nm	nm	2,466	(1,141)	nm	nm
Less: MTM investment adjustments	(793)	(170)	(640)	(899)	(2,099)	(1,254)	nm	nm	(963)	(3,353)	nm	nm
Less: e-TeleQuote transaction-related costs	—	(2,109)	(9,610)	(423)	(501)	2,958	nm	nm	(2,109)	2,458	nm	nm
Less: Equity comp for awards exchanged during acquistion	—	—	1,004	739	(256)	(3,328)	nm	nm	—	(3,584)	nm	nm
Less: Loss on extinguishment of debt	—	—	—	(8,927)	—	—	nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(21,887)	$(4,999)	-29.6%	$(41,152)	$(49,831)	$(8,679)	-21.1%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$28,953	3.7%	$1,531,014	$1,596,707	$65,693	4.3%
Premiums ceded to IPO coinsurers (1)	(249,944)	(246,874)	(241,439)	(239,828)	(234,614)	(231,805)	15,069	6.1%	(496,818)	(466,419)	30,399	6.1%
Adjusted direct premiums (2)	506,570	527,626	538,051	549,496	558,640	571,648	44,022	8.3%	1,034,196	1,130,288	96,092	9.3%
Other ceded premiums (3)	(144,606)	(165,154)	(158,397)	(163,356)	(163,832)	(185,601)	(20,447)	-12.4%	(309,760)	(349,433)	(39,673)	-12.8%
Net premiums	361,964	362,472	379,654	386,140	394,808	386,047	23,576	6.5%	724,436	780,855	56,419	7.8%
Allocated net investment income	8,253	8,751	9,320	10,162	11,445	12,286	3,535	40.4%	17,004	23,731	6,727	39.6%
Other, net	11,810	12,315	12,476	12,369	12,175	12,374	59	0.5%	24,125	24,549	424	1.8%
Revenues	382,028	383,537	401,450	408,672	418,428	410,707	27,170	7.1%	765,565	829,136	63,570	8.3%

Benefits and expenses:
Benefits and claims	178,963	162,488	179,696	182,749	182,903	148,977	(13,511)	-8.3%	341,452	331,881	(9,571)	-2.8%
Amortization of DAC	62,584	52,235	59,287	67,344	81,883	79,668	27,433	52.5%	114,820	161,551	46,731	40.7%
Insurance commissions	4,869	4,785	4,345	4,458	3,793	3,854	(930)	-19.4%	9,654	7,648	(2,006)	-20.8%
Insurance expenses	47,375	47,252	50,534	52,102	58,272	58,329	11,077	23.4%	94,627	116,601	21,975	23.2%
Benefits and expenses	293,792	266,760	293,862	306,652	326,851	290,829	24,070	9.0%	560,552	617,681	57,129	10.2%
Income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$3,100	2.7%	$205,014	$211,455	$6,441	3.1%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$401,106	$420,865	$431,022	$440,490	$448,657	$460,061	$39,196	9.3%	$821,971	$908,718	$86,747	10.6%
Pre-IPO direct premiums (5)	355,408	353,635	348,468	348,834	344,597	343,392	(10,243)	-2.9%	709,043	687,989	(21,054)	-3.0%
Total direct premiums	$756,514	$774,500	$779,490	$789,325	$793,254	$803,453	$28,953	3.7%	$1,531,014	$1,596,707	$65,693	4.3%

Premiums ceded to IPO coinsurers	$249,944	$246,874	$241,439	$239,828	$234,614	$231,805	$(15,069)	-6.1%	$496,818	$466,419	$(30,399)	-6.1%
% of Pre-IPO direct premiums	70.3%	69.8%	69.3%	68.8%	68.1%	67.5%	nm	nm	70.1%	67.8%	nm	nm

Benefits and claims, net (6)	$323,569	$327,642	$338,093	$346,105	$346,735	$334,578	$6,936	2.1%	$651,211	$681,314	$30,102	4.6%
% of adjusted direct premiums	63.9%	62.1%	62.8%	63.0%	62.1%	58.5%	nm	nm	63.0%	60.3%	nm	nm

DAC amortization & insurance commissions	$67,454	$57,020	$63,632	$71,802	$85,676	$83,523	$26,503	46.5%	$124,474	$169,199	$44,725	35.9%
% of adjusted direct premiums	13.3%	10.8%	11.8%	13.1%	15.3%	14.6%	nm	nm	12.0%	15.0%	nm	nm

Insurance expenses, net (7)	$35,565	$34,937	$38,057	$39,732	$46,097	$45,955	$11,019	31.5%	$70,502	$92,053	$21,551	30.6%
% of adjusted direct premiums	7.0%	6.6%	7.1%	7.2%	8.3%	8.0%	nm	nm	6.8%	8.1%	nm	nm

Total Term Life income before income taxes	$88,236	$116,778	$107,589	$102,019	$91,577	$119,878	$3,100	2.7%	$205,014	$211,455	$6,441	3.1%
Term Life operating margin (8)	17.4%	22.1%	20.0%	18.6%	16.4%	21.0%	nm	nm	19.8%	18.7%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	134,907	132,030	132,041	130,023	129,515	130,206	(1,824)	-1.4%	134,907	129,515	(5,392)	-4.0%
New life-licensed representatives	10,833	10,112	9,381	9,296	9,983	11,529	1,417	14.0%	20,945	21,512	567	2.7%
Non-renewal and terminated representatives	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)	515	5.1%	(23,811)	(18,878)	4,933	20.7%
Life-insurance licensed sales force, end of period	132,030	132,041	130,023	129,515	130,206	132,149	108	0.1%	132,041	132,149	108	0.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3	$(10.3)	-12.4%	$157.1	$137.8	$(19.3)	-12.3%
Additions and increases in premium	18.0	20.3	19.5	19.1	18.4	20.6	0.3	1.3%	38.4	39.0	0.6	1.6%
Total estimated annualized issued term life premium	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9	$(10.0)	-9.7%	$195.5	$176.8	$(18.7)	-9.6%

Issued term life policies	82,667	90,071	75,914	75,203	71,324	76,946	(13,125)	-14.6%	172,738	148,270	(24,468)	-14.2%
Estimated average annualized issued term life premium per policy (1)(2)	$901	$917	$931	$923	$918	$940	$23	2.5%	$910	$929	$20	2.2%

Term life face amount in-force, beginning of period ($mills)	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632	$39,989	4.6%	$858,818	$903,404	$44,586	5.2%
Issued term life face amount (3)	26,643	29,981	26,219	25,678	24,773	27,651	(2,330)	-7.8%	56,624	52,423	(4,200)	-7.4%
Terminated term life face amount	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)	(4,591)	-31.2%	(31,946)	(39,085)	(7,138)	-22.3%
Foreign currency impact, net	1,422	1,602	(2,480)	319	1,242	(3,547)	(5,149)	nm	3,023	(2,305)	(5,328)	nm
Term life face amount in-force, end of period	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438	$27,918	3.1%	$886,519	$914,438	$27,918	3.1%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$98,112	$104,716	$95,229	$103,451	$103,242	$88,701	$(16,015)	-15.3%	$202,828	$191,942	$(10,886)	-5.4%
Asset-based	101,241	108,490	113,558	118,015	113,112	108,101	(389)	-0.4%	209,731	221,213	11,482	5.5%
Account-based	21,120	21,848	21,456	22,514	21,541	22,592	744	3.4%	42,968	44,134	1,165	2.7%
Other, net	2,949	2,958	3,094	3,096	3,144	3,022	64	2.2%	5,907	6,166	259	4.4%
Revenues	223,422	238,012	233,337	247,076	241,039	222,416	(15,596)	-6.6%	461,434	463,455	2,020	0.4%

Benefits and expenses:
Amortization of DAC	3,275	1,786	2,580	1,027	3,925	5,463	3,677	nm	5,061	9,388	4,327	85.5%
Insurance commissions	3,572	3,747	3,747	3,839	3,646	3,450	(297)	-7.9%	7,319	7,096	(223)	-3.0%
Sales commissions:
Sales-based	68,594	73,629	67,745	77,390	74,606	63,403	(10,226)	-13.9%	142,224	138,009	(4,215)	-3.0%
Asset-based	46,866	50,488	53,233	55,614	53,366	50,876	387	0.8%	97,355	104,242	6,888	7.1%
Other operating expenses	37,752	37,207	36,664	38,507	40,936	40,249	3,042	8.2%	74,960	81,185	6,225	8.3%
Benefits and expenses	160,060	166,858	163,968	176,377	176,479	163,440	(3,417)	-2.0%	326,917	339,919	13,002	4.0%
Income before income taxes	$63,363	$71,154	$69,369	$70,699	$64,560	$58,975	$(12,179)	-17.1%	$134,517	$123,535	$(10,982)	-8.2%

Financial Analysis

Fees paid based on client asset values (1)	$6,964	$7,535	$7,891	$8,482	$8,037	$7,917	$383	5.1%	$14,498	$15,954	$1,456	10.0%
Fees paid based on fee-generating positions (2)	10,451	10,021	9,128	9,852	10,948	9,974	(47)	-0.5%	20,472	20,922	450	2.2%
Other operating expenses	20,337	19,652	19,645	20,172	21,951	22,358	2,706	13.8%	39,989	44,309	4,320	10.8%
Total other operating expenses	$37,752	$37,207	$36,664	$38,507	$40,936	$40,249	$3,042	8.2%	$74,960	$81,185	$6,225	8.3%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.29%	1.28%	1.25%	1.11%	1.20%	1.27%	nm	nm	1.28%	1.23%	nm	nm
Canada	1.05%	0.96%	0.92%	0.65%	1.00%	0.78%	nm	nm	1.01%	0.92%	nm	nm
Total	1.25%	1.23%	1.20%	1.05%	1.16%	1.21%	nm	nm	1.24%	1.18%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.039%	0.039%	0.040%	0.039%	0.040%	nm	nm	0.078%	0.078%	nm	nm
Canada	0.103%	0.112%	0.106%	0.115%	0.091%	0.078%	nm	nm	0.215%	0.169%	nm	nm
Total	0.049%	0.050%	0.050%	0.052%	0.047%	0.046%	nm	nm	0.099%	0.093%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.77	$4.08	$4.17	$4.22	$3.48	$4.08	nm	nm	$7.85	$7.57	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$/# Change	% Change	YTD 2021	YTD 2022	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,261.9	$1,336.1	$1,247.8	$1,300.3	$1,298.6	$1,151.4	$(184.7)	-13.8%	$2,598.0	$2,450.0	$(147.9)	-5.7%
Canada Retail Mutual Funds	424.0	357.0	314.8	343.0	437.6	250.6	(106.4)	-29.8%	781.0	688.3	(92.8)	-11.9%
Indexed Annuities	55.5	62.8	51.9	60.1	57.5	70.2	7.4	11.8%	118.2	127.6	9.4	8.0%
Variable Annuities and other	627.1	767.6	668.7	782.2	668.4	617.3	(150.3)	-19.6%	1,394.7	1,285.7	(109.0)	-7.8%
Total sales-based revenue generating product sales	2,368.4	2,523.4	2,283.1	2,485.7	2,462.1	2,089.5	(434.0)	-17.2%	4,891.9	4,551.6	(340.3)	-7.0%
Managed Accounts	330.1	381.8	387.5	406.3	453.7	451.3	69.5	18.2%	711.8	905.0	193.2	27.1%
Segregated Funds and other	154.9	135.0	119.8	127.0	149.5	148.8	13.8	10.2%	290.0	298.3	8.4	2.9%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$(350.7)	-11.5%	$5,893.7	$5,755.0	$(138.7)	-2.4%

Canada Retail Mutual Funds	$424.0	$357.0	$314.8	$343.0	$437.6	$250.6	$(106.4)	-29.8%	$781.0	$688.3	$(92.8)	-11.9%
Segregated Funds and other	154.9	135.0	119.8	127.0	149.5	148.8	13.8	10.2%	290.0	298.3	8.4	2.9%
Total Canada product sales	579.0	492.0	434.6	470.0	587.1	399.4	(92.6)	-18.8%	1,071.0	986.6	(84.4)	-7.9%
Total U.S. product sales	2,274.5	2,548.2	2,355.8	2,549.0	2,478.2	2,290.1	(258.1)	-10.1%	4,822.7	4,768.4	(54.3)	-1.1%
Total product sales	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6	$(350.7)	-11.5%	$5,893.7	$5,755.0	$(138.7)	-2.4%

Client asset values, beginning of period ($mills)	$81,533	$85,888	$91,735	$91,765	$97,312	$93,708	$7,820	9.1%	$81,533	$97,312	$15,779	19.4%
Inflows	2,853	3,040	2,790	3,019	3,065	2,690	(351)	-11.5%	5,894	5,755	(139)	-2.4%
Outflows (1)	(1,759)	(1,826)	(1,756)	(1,819)	(1,900)	(1,797)	29	1.6%	(3,585)	(3,697)	(111)	-3.1%
Net flows	1,095	1,214	1,034	1,200	1,166	893	(321)	-26.5%	2,308	2,058	(250)	nm
Foreign currency impact, net	172	200	(323)	42	171	(474)	(674)	nm	372	(303)	(676)	nm
Change in market value, net and other (2)	3,088	4,433	(681)	4,306	(4,941)	(11,836)	(16,269)	nm	7,521	(16,777)	(24,298)	nm
Client asset values, end of period	$85,888	$91,735	$91,765	$97,312	$93,708	$82,291	$(9,444)	-10.3%	$91,735	$82,291	$(9,444)	-10.3%
Annualized net flows as % of beginning of period asset values	5.4%	5.7%	4.5%	5.2%	4.8%	3.8%	1.7%	nm	5.7%	4.2%	-1.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$41,161	$44,398	$46,113	$47,139	$46,429	$42,870	$(1,529)	-3.4%	$42,779	$44,650	$1,870	4.4%
Canada Retail Mutual Funds	10,268	11,256	11,667	11,984	12,119	11,539	283	2.5%	10,762	11,829	1,067	9.9%
Managed Accounts	5,295	5,915	6,362	6,772	7,077	6,960	1,044	17.7%	5,605	7,018	1,413	25.2%
Indexed Annuities	2,495	2,541	2,585	2,620	2,650	2,677	136	5.4%	2,518	2,664	146	5.8%
Variable Annuities and other	21,291	22,554	23,193	23,567	23,218	21,431	(1,123)	-5.0%	21,922	22,324	402	1.8%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	2,517	(196)	-7.2%	2,667	2,614	(54)	-2.0%
Total	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$(1,384)	-1.5%	$86,255	$91,098	$4,844	5.6%

Canada Retail Mutual Funds	$10,268	$11,256	$11,667	$11,984	$12,119	$11,539	$283	2.5%	$10,762	$11,829	$1,067	9.9%
Segregated Funds	2,622	2,713	2,732	2,727	2,710	2,517	(196)	-7.2%	2,667	2,614	(54)	-2.0%
Total Canada average client assets	12,890	13,969	14,399	14,711	14,829	14,056	87	0.6%	13,430	14,443	1,013	7.5%
Total U.S. average client assets	70,241	75,409	78,252	80,098	79,374	73,938	(1,471)	-2.0%	72,825	76,656	3,831	5.3%
Total average client assets	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994	$(1,384)	-1.5%	$86,255	$91,098	$4,844	5.6%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,115	2,159	2,192	2,218	2,243	2,277	118	5.5%	2,137	2,260	123	5.8%
Recordkeeping only	714	741	762	780	797	812	72	9.7%	727	805	77	10.6%
Total	2,830	2,899	2,954	2,998	3,040	3,089	190	6.6%	2,864	3,065	200	7.0%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q2	YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$21,558	$29,345	$1,278	$9,343	na	na	$10,621
Other, net (2)	1,378	8,159	4,553	2,471	na	na	7,024
Revenues	22,937	37,504	5,831	11,814	na	na	17,645

Benefits and expenses:
Contract acquisition costs (3)	23,524	29,264	20,649	19,384	na	na	40,034
Adjusted other operating expenses	7,485	8,411	7,868	8,514	na	na	16,381
Adjusted operating benefits and expenses	31,009	37,675	28,517	27,898	na	na	56,415

Adjusted operating income before income taxes including NCI	$(8,072)	$(171)	$(22,686)	$(16,084)	na	na	$(38,770)
Non-controlling interest before income taxes	(1,465)	(540)	(3,668)	(3,129)	na	na	(6,797)
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(6,608)	$369	$(19,018)	$(12,955)	na	na	$(31,973)

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(8,072)	$(171)	$(22,686)	$(16,084)	na	na	$(38,770)
Less: Amortization of intangibles	(2,900)	(2,900)	(2,600)	(2,800)	na	na	(5,400)
Less: Depreciation	(244)	(249)	(245)	(226)	na	na	(471)
Adjusted EBITDA (Including non-controlling interest) (4)	$(4,928)	$2,978	$(19,841)	$(13,058)	na	na	$(32,899)

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	20,867	39,142	26,231	19,652	na	na	45,883
Senior Health approved policies (6)	18,276	32,047	23,594	17,925	na	na	41,519

Primerica representatives Senior Health certified	17,588	26,441	42,147	60,412	na	na	60,412
Senior Health submitted policies sourced by Primerica representatives	319	4,175	988	831	na	na	1,819

LTV per approved policy (7)	$1,180	$1,069	$862	$820	na	na	$844
CAC per approved policy (7)	$1,287	$913	$875	$1,081	na	na	$964
LTV / CAC multiple	0.9	x	1.2	x	1.0	x	0.8	x	na	na	0.9	x

(1)

Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints.  Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different from the estimated constrained LTV’s which we refer to as tail revenue.

(2)	Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition
(3)

Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

(4)	Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments
(5)

Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.

(6)	Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force
(7)	In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change	YTD 2021	YTD 2022	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,713	$5,800	$5,788	$5,020	$5,412	$5,441	$(359)	-6.2%	$11,513	$10,853	$(660)	-5.7%
Ceded premiums	(1,423)	(1,822)	(1,459)	(1,963)	(1,439)	(1,642)	179	9.8%	(3,245)	(3,082)	163	5.0%
Net premiums	4,290	3,978	4,328	3,057	3,973	3,799	(180)	-4.5%	8,268	7,771	(497)	-6.0%
Allocated net investment income	12,592	11,954	11,321	10,738	9,559	10,252	(1,703)	-14.2%	24,546	19,810	(4,736)	-19.3%
Commissions and fees:
Prepaid Legal Services	4,783	5,182	6,712	4,085	4,287	4,664	(517)	-10.0%	9,964	8,951	(1,013)	-10.2%
Auto and Homeowners Insurance	1,787	2,101	2,436	1,971	1,591	2,056	(46)	-2.2%	3,888	3,647	(241)	-6.2%
Mortgage loans	4,960	6,061	6,719	6,598	4,818	3,128	(2,933)	-48.4%	11,021	7,946	(3,075)	-27.9%
Other sales commissions	2,041	2,291	2,129	2,307	1,932	2,103	(188)	-8.2%	4,332	4,034	(298)	-6.9%
Other, net	836	1,040	1,101	992	1,117	889	(152)	-14.6%	1,876	2,006	130	6.9%
Adjusted operating revenues	31,288	32,607	34,746	29,746	27,276	26,890	(5,717)	-17.5%	63,895	54,166	(9,730)	-15.2%

Benefits and expenses:
Benefits and claims	4,826	5,859	3,728	4,443	4,166	4,280	(1,579)	-27.0%	10,685	8,445	(2,240)	-21.0%
Amortization of DAC	246	264	347	203	255	247	(17)	-6.3%	510	503	(7)	-1.3%
Insurance commissions	299	306	320	246	282	290	(16)	-5.2%	605	572	(33)	-5.5%
Insurance expenses	1,391	1,327	1,367	1,257	1,237	1,132	(196)	-14.8%	2,719	2,368	(350)	-12.9%
Sales commissions	6,434	7,185	8,290	6,839	5,952	5,484	(1,701)	-23.7%	13,619	11,436	(2,183)	-16.0%
Interest expense	7,145	7,141	7,529	8,804	6,853	6,814	(326)	-4.6%	14,285	13,667	(618)	-4.3%
Adjusted other operating expenses	35,211	27,413	26,695	30,301	36,475	30,530	3,116	11.4%	62,624	67,004	4,380	7.0%
Adjusted benefits and expenses	55,551	49,495	48,277	52,093	55,219	48,777	(718)	-1.5%	105,047	103,996	(1,051)	-1.0%
Adjusted operating income before income taxes	$(24,263)	$(16,888)	$(13,531)	$(22,346)	$(27,943)	$(21,887)	$(4,999)	-29.6%	$(41,152)	$(49,831)	$(8,679)	-21.1%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2022
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$403,430	$403,430	$-	13.4%	12.5%

Fixed Income:
Treasury	38,922	39,548	(626)	1.3%	1.2%	1.16%	AAA
Government	238,489	258,477	(19,989)	7.9%	8.0%	2.90%	AA-
Tax-Exempt Municipal	34,214	38,113	(3,899)	1.1%	1.2%	2.70%	AA
Corporate	1,293,101	1,404,389	(111,288)	43.1%	43.5%	3.43%	BBB+
Mortgage Backed	452,272	497,501	(45,229)	15.1%	15.4%	2.87%	AAA
Asset Backed	138,292	148,128	(9,836)	4.6%	4.6%	3.04%	AA-
Cmbs	135,504	145,360	(9,855)	4.5%	4.5%	3.09%	AA-
Private	227,599	249,832	(22,233)	7.6%	7.7%	3.97%	BBB
Redeemable Preferred	5,049	5,448	(399)	0.2%	0.2%	5.46%	BBB
Total Fixed Income	2,563,441	2,786,796	(223,355)	85.4%	86.4%	3.25%	A

Equities and Other:
Perpetual Preferred	9,151	9,151	-	0.3%	0.3%
Common Stock	20,864	20,864	(0)	0.7%	0.6%
Mutual Fund	5,862	5,862	0	0.2%	0.2%
Derivatives	-	-	-	0.0%	0.0%
Total Equities	35,877	35,877	(0)	1.2%	1.1%

Total Invested Assets	$3,002,748	$3,226,103	$(223,355)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$160,695	$175,897	$(15,202)	12.4%	12.5%
Consumer Non Cyclical	146,112	157,783	(11,671)	11.3%	11.2%
Energy	134,323	145,802	(11,479)	10.4%	10.4%
Reits	128,846	142,537	(13,691)	10.0%	10.1%
Banking	103,935	108,742	(4,807)	8.0%	7.7%
Consumer Cyclical	100,335	109,781	(9,445)	7.8%	7.8%
Technology	100,099	106,153	(6,055)	7.7%	7.6%
Capital Goods	72,452	77,942	(5,490)	5.6%	5.5%
Electric	60,017	64,888	(4,870)	4.6%	4.6%
Transportation	57,435	62,230	(4,795)	4.4%	4.4%
Basic Industry	56,832	62,821	(5,990)	4.4%	4.5%
Finance Companies	50,656	56,996	(6,339)	3.9%	4.1%
Brokerage	50,366	55,392	(5,026)	3.9%	3.9%
Communications	44,963	48,081	(3,118)	3.5%	3.4%
Financial Other	8,671	9,581	(910)	0.7%	0.7%
Industrial Other	6,204	6,948	(744)	0.5%	0.5%
Utility Other	4,717	5,387	(670)	0.4%	0.4%
Natural Gas	4,621	5,106	(485)	0.4%	0.4%
Owned No Guarantee	1,823	2,325	(502)	0.1%	0.2%
Total Corporate portfolio	$1,293,101	$1,404,389	$(111,288)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$247,625	$248,565	$(940)	9.7%	8.9%	3.10%
1-2 Yrs.	227,321	229,891	(2,569)	8.9%	8.2%	3.68%
2-5 Yrs.	800,842	839,185	(38,343)	31.2%	30.1%	3.41%
5-10 Yrs.	978,240	1,107,505	(129,266)	38.2%	39.7%	3.04%
> 10 Yrs.	309,412	361,650	(52,238)	12.1%	13.0%	3.37%
Total Fixed Income	$2,563,441	$2,786,796	$(223,355)	100.0%	100.0%	3.25%

Duration

Fixed Income portfolio duration	4.8	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of June 30, 2022	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$613,700	22.0%
AA	311,942	11.2%
A	641,658	23.0%
BBB	1,104,078	39.6%
Below Investment Grade	79,398	2.8%
NA	36,020	1.3%
Total Fixed Income	$2,786,796	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$12,506	0.9%	AAA	$-	—
AA	67,319	4.8%	AA	5,357	2.1%
A	377,692	26.9%	A	42,934	17.2%
BBB	880,909	62.7%	BBB	193,582	77.5%
Below Investment Grade	65,788	4.7%	Below Investment Grade	7,958	3.2%
NA	176	0.0%	NA	-	—
Total Corporate	$1,404,389	100.0%	Total Private	$249,832	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$66,149	45.5%	AAA	$448,854	90.2%
AA	8,964	6.2%	AA	48,406	9.7%
A	70,247	48.3%	A	141	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	77	0.0%
NA	-	—	NA	23	0.0%
Total CMBS	$145,360	100.0%	Total Mortgage-Backed	$497,501	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$23,992	16.2%	AAA	$61,051	20.5%
AA	6,653	4.5%	AA	146,731	49.2%
A	70,859	47.8%	A	74,728	25.1%
BBB	8,659	5.8%	BBB	12,085	4.1%
Below Investment Grade	2,144	1.4%	Below Investment Grade	3,430	1.2%
NA	35,821	24.2%	NA	0	0.0%
Total Asset-Backed	$148,128	100.0%	Total Treasury & Government	$298,025	100.0%

NAIC Designations

1	$1,309,709	53.6%
2	1,043,259	42.7%
3	80,752	3.3%
4	8,016	0.3%
5	691	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,442,426	100.0%
Other (3)	380,248
Cash and cash equivalents	403,430
Total Invested Assets	$3,226,103

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,020	$20,155	$19,860	$20,328	$20,889	$22,414	$2,259	11.2%
Fixed-maturity securities (held-to-maturity)	15,146	15,495	15,741	15,825	15,515	15,815	320	2.1%
Equity Securities	391	411	413	416	387	371	(40)	-9.7%
Deposit asset underlying 10% reinsurance treaty	1,368	1,238	987	785	589	485	(753)	-60.8%
Deposit asset - Mark to Market	(793)	(170)	(640)	(899)	(2,099)	(1,254)	(1,084)	n/m
Policy loans and other invested assets	231	98	289	401	102	58	(40)	-40.8%
Cash & cash equivalents	119	156	96	85	125	498	342	219.2%
Total investment income	36,483	37,383	36,746	36,940	35,508	38,387	1,004	2.7%
Investment expenses	1,284	1,353	1,004	1,114	1,088	1,288	(65)	-4.8%
Interest Expense on Surplus Note	15,146	15,495	15,741	15,825	15,515	15,815	320	2.1%
Net investment income	$20,052	$20,535	$20,001	$20,001	$18,905	$21,284	$749	3.6%
Fixed income book yield, end of period	3.30%	3.31%	3.23%	3.12%	3.18%	3.25%
New money yield	1.72%	2.68%	2.21%	1.60%	3.37%	4.21%

							YOY Q2
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.6%	16.5%	18.0%	18.7%	21.0%	22.0%	5.5%
AA	12.2%	11.6%	11.0%	11.8%	11.2%	11.2%	-0.4%
A	23.0%	22.1%	23.6%	24.4%	23.7%	23.0%	0.9%
BBB	44.0%	45.5%	42.9%	40.8%	39.8%	39.6%	-5.9%
Below Investment Grade	4.1%	4.2%	4.1%	3.5%	3.1%	2.8%	-1.3%
NA	0.1%	0.1%	0.3%	0.8%	1.2%	1.3%	1.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A-	A-	A	A	A	A

		As of June 30, 2022				As of June 30, 2022			As of June 30, 2022
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$16,089	$17,131	AAA	Canada	$89,343	$96,116	AAA	$2,033	$2,128
2	Province of Quebec Canada	14,503	15,140	A+	Australia	26,255	27,245	AA	8,665	8,665
3	Province of Ontario Canada	14,447	15,110	AA-	Cayman Islands	18,257	19,141	A	13,028	14,234
4	Province of Alberta Canada	12,349	13,497	BBB+	United Kingdom	15,696	15,985	BBB	9,733	10,644
5	TC Energy Corp	11,270	12,533	BBB+	Japan	10,083	10,158	Below Investment Grade	2,886	3,430
6	Enbridge Inc	10,781	11,572	BBB+	Bermuda	8,840	8,903	NA	—	—
7	Manulife Financial Corp	9,985	10,725	A	France	7,989	8,195	Total	$36,345	$39,101
8	Capital One Financial Corp	9,769	9,792	BBB	Ireland	7,355	7,576
9	Province of British Columbia Canada	9,678	10,126	AA+	Mexico	6,446	7,573
10	Ontario Teachers' Pension Plan	9,200	10,203	AA+	Netherlands	5,595	5,459	Non-Government Investments (1)
11	ConocoPhillips	8,870	9,836	A-	Brazil	3,795	4,071
12	Fairfax Financial Holdings Ltd	8,613	9,841	BBB-	Israel	3,612	3,555	AAA	$2,906	$2,999
13	Kemper Corp	8,522	9,095	BBB	Supranational	3,532	3,622	AA	3,441	3,564
14	Brookfield Asset Management Inc	8,453	8,688	A-	Switzerland	3,463	3,787	A	50,122	52,316
15	Western & Southern Mutual Holdings Co	8,449	9,550	AA-	Luxembourg	3,447	3,500	BBB	134,365	142,855
16	City of Toronto Canada	8,243	8,518	AA	Emerging Markets (2)	12,614	14,387	Below Investment Grade	10,289	10,213
17	Province of Newfoundland and Labrador	7,791	8,630	A	All Other	16,556	17,352	NA	5,410	5,578
18	Morgan Stanley	7,774	7,936	BBB+	Total	$242,878	$256,625	Total	$206,533	$217,525
19	Bunge Ltd	7,347	8,138	BBB
20	Province of New Brunswick Canada	7,335	7,652	A+
21	General Mills Inc	7,315	7,367	BBB
22	Sammons Enterprises Inc	7,299	8,387	BBB+
23	Apple Inc	7,292	7,724	AA+
24	Realty Income Corp	7,261	7,874	A-
25	Williams Cos Inc	7,253	8,090	BBB
	Total	$235,890	$253,156

	% of total fixed income portfolio	7.9%	7.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2017	2018	2019	2020	2021	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022

Recruits	303,867	290,886	282,207	400,345	349,374	94,633	89,285	91,884	73,572	84,707	70,215

Life-insurance licensed sales force, beginning of period	116,827	126,121	130,736	130,522	134,907	134,907	132,030	132,041	130,023	129,515	130,206
New life-licensed representatives	48,535	48,041	44,739	48,106	39,622	10,833	10,112	9,381	9,296	9,983	11,529
Non-renewal and terminated representatives	(39,241)	(43,426)	(44,953)	(43,721)	(45,014)	(13,710)	(10,101)	(11,399)	(9,804)	(9,292)	(9,586)
Life-insurance licensed sales force, end of period	126,121	130,736	130,522	134,907	129,515	132,030	132,041	130,023	129,515	130,206	132,149

Issued term life policies	312,799	301,589	287,809	352,868	323,855	82,667	90,071	75,914	75,203	71,324	76,946

Issued term life face amount	$95,635	$95,209	$93,994	$109,436	$108,521	$26,643	$29,981	$26,219	$25,678	$24,773	$27,651

Term life face amount in force, beginning of period	$728,385	$763,831	$781,041	$808,262	$858,818	$858,818	$869,643	$886,519	$894,018	$903,404	$909,632
Issued term life face amount	95,635	95,209	93,994	109,436	108,521	26,643	29,981	26,219	25,678	24,773	27,651
Terminated term life face amount	(65,958)	(70,291)	(71,519)	(60,848)	(64,798)	(17,240)	(14,706)	(16,241)	(16,610)	(19,787)	(19,298)
Foreign currency impact, net	5,769	(7,708)	4,746	1,968	862	1,422	1,602	(2,480)	319	1,242	(3,547)
Term life face amount in force, end of period	$763,831	$781,041	$808,262	$858,818	$903,404	$869,643	$886,519	$894,018	$903,404	$909,632	$914,438

Estimated annualized issued term life premium
Premium from new policies	$255.4	$250.8	$244.8	$303.6	$297.2	$74.5	$82.6	$70.7	$69.4	$65.5	$72.3
Additions and increases in premium	49.5	55.2	60.2	68.9	77.0	18.0	20.3	19.5	19.1	18.4	20.6
Total estimated annualized issued term life premium	$304.9	$306.0	$305.0	$372.5	$374.2	$92.5	$103.0	$90.2	$88.5	$83.8	$92.9

Investment & Savings product sales	$6,192.2	$7,040.1	$7,533.2	$7,842.5	$11,703.1	$2,853.5	$3,040.2	$2,790.4	$3,019.0	$3,065.4	$2,689.6

Investment & Savings average client asset values	$56,791	$61,842	$65,029	$69,709	$89,993	$83,131	$89,378	$92,652	$94,809	$94,203	$87,994

Closed U.S. Mortgage Volume (brokered)	$—	$—	$31.1	$442.5	$1,229.2	$262.3	$298.6	$337.6	$330.8	$235.9	$152.7

18 of 18